EXHIBIT 99.2

INDEX TO EXHIBIT 99.2

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of March 31, 2004 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$1,088	$1,088
Accounts receivable	52,732	52,732
Inventories	3,551	3,551
Tires on equipment in use	5,126	5,126
Deferred federal income tax	1,464	1,464
Other current assets	7,490	7,490
Total current assets	71,451	71,451

Property and equipment, net	63,646	67,700
Other assets	11,599	11,599
	$146,696	$150,750

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$20,859	$20,859
Accrued claims, current	7,622	7,622
Accrued payroll	5,943	5,943
Accrued liabilities	2,218	6,272
Total current liabilities	36,642	40,696

Long-term debt	6,500	6,500
Deferred federal income tax	2,746	2,746
Accrued claims, noncurrent	14,522	14,522
	60,410	64,464

Shareholder's equity
Par value of common stock (17,314 shares issued)	25,971	25,971
Capital in excess of par value	951	951
Retained earnings	59,789	59,789
	86,711	86,711
Less-treasury stock (128 shares), at cost	425	425
Total shareholders' equity	86,286	86,286
	$146,696	$150,750

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of June 30, 2004 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$2,852	$2,852
Accounts receivable	55,159	55,159
Inventories	3,222	3,222
Tires on equipment in use	4,819	4,819
Deferred federal income tax	1,267	1,267
Other current assets	6,096	6,096
Total current assets	73,415	73,415

Property and equipment, net	64,279	68,136
Other assets	13,231	13,231
	$150,925	$154,782

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$24,758	$24,758
Accrued claims, current	7,213	7,213
Accrued payroll	6,675	6,675
Accrued liabilities	2,301	6,158
Total current liabilities	40,947	44,804

Long-term debt	1,000	1,000
Deferred federal income tax	4,246	4,246
Accrued claims, noncurrent	14,642	14,642
	60,835	64,692

Shareholder's equity
Par value of common stock (17,379 shares issued)	26,069	26,069
Capital in excess of par value	1,192	1,192
Retained earnings	63,281	63,281
	90,542	90,542
Less-treasury stock (128 shares), at cost	452	452
Total shareholders' equity	90,090	90,090
	$150,925	$154,782

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of September 30, 2004 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$7,267	$7,267
Accounts receivable	56,836	56,836
Inventories	2,302	2,302
Tires on equipment in use	5,312	5,312
Deferred federal income tax	2,611	2,611
Other current assets	8,647	8,647
Total current assets	82,975	82,975

Property and equipment, net	73,060	76,081
Other assets	12,190	12,190
	$168,225	$171,246

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$26,430	$26,430
Accrued claims, current	7,647	7,647
Accrued payroll	6,131	6,131
Accrued liabilities	5,748	8,769
Total current liabilities	45,956	48,977

Long-term debt	7,000	7,000
Deferred federal income tax	5,956	5,956
Accrued claims, noncurrent	16,317	16,317
	75,229	78,250

Shareholder's equity
Par value of common stock (17,428 shares issued)	26,142	26,142
Capital in excess of par value	1,292	1,292
Retained earnings	66,801	66,801
	94,235	94,235
Less-treasury stock (235 shares), at cost	1,239	1,239
Total shareholders' equity	92,996	92,996
	$168,225	$171,246

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of December 31, 2004 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$3,142	$3,142
Accounts receivable	57,954	57,954
Inventories	1,818	1,818
Tires on equipment in use	5,157	5,157
Deferred federal income tax	3,473	3,473
Other current assets	9,103	9,103
Total current assets	80,647	80,647

Property and equipment, net	78,039	82,513
Other assets	12,006	12,006
	$170,692	$175,166

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$31,985	$31,985
Accrued claims, current	13,068	13,068
Accrued payroll	9,070	9,070
Accrued liabilities	2,147	6,621
Total current liabilities	56,270	60,744

Long-term debt	2,000	2,000
Deferred federal income tax	8,551	8,551
Accrued claims, noncurrent	6,825	6,825
	73,646	78,120

Shareholder's equity
Par value of common stock (17,653 shares issued)	26,480	26,480
Capital in excess of par value	2,518	2,518
Retained earnings	68,603	68,603
	97,601	97,601
Less-treasury stock (130 shares), at cost	555	555
Total shareholders' equity	97,046	97,046
	$170,692	$175,166

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of March 31, 2005 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$1,676	$1,676
Accounts receivable	55,366	55,366
Inventories	2,013	2,013
Tires on equipment in use	4,674	4,674
Deferred federal income tax	4,770	4,770
Other current assets	5,854	5,854
Total current assets	74,353	74,353

Property and equipment, net	82,168	86,429
Other assets	12,135	12,135
	$168,656	$172,917

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$25,412	$25,412
Accrued claims, current	12,908	12,908
Accrued payroll	8,507	8,507
Accrued liabilities	1,434	5,695
Total current liabilities	48,261	52,522

Long-term debt	1,000	1,000
Deferred federal income tax	10,247	10,247
Accrued claims, noncurrent	6,321	6,321
	65,829	70,090

Shareholder's equity
Par value of common stock (17,922 shares issued)	26,883	26,883
Capital in excess of par value	4,653	4,653
Retained earnings	71,910	71,910
	103,446	103,446
Less-treasury stock (130 shares), at cost	619	619
Total shareholders' equity	102,827	102,827
	$168,656	$172,917

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of June 30, 2005 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$9,429	$9,429
Accounts receivable	56,712	56,712
Inventories	2,453	2,453
Tires on equipment in use	4,724	4,724
Deferred federal income tax	4,081	4,081
Other current assets	7,112	7,112
Total current assets	84,511	84,511

Property and equipment, net	78,284	82,332
Other assets	12,133	12,133
	$174,928	$178,976

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$24,128	$24,128
Accrued claims, current	13,386	13,386
Accrued payroll	9,449	9,449
Accrued liabilities	3,861	7,909
Total current liabilities	50,824	54,872

Long-term debt	-	-
Deferred federal income tax	7,941	7,941
Accrued claims, noncurrent	6,482	6,482
	65,247	69,295

Shareholder's equity
Par value of common stock (18,072 shares issued)	27,108	27,108
Capital in excess of par value	5,540	5,540
Retained earnings	77,709	77,709
	110,357	110,357
Less-treasury stock (133 shares), at cost	676	676
Total shareholders' equity	109,681	109,681
	$174,928	$178,976

Consolidated Balance Sheet Frozen Food Express Industries, Inc. As of September 30, 2005 (unaudited, in thousands)
	As Reported	As Restated
Assets
Current assets
Cash and cash equivalents	$7,807	$7,807
Accounts receivable	63,243	63,243
Inventories	2,214	2,214
Tires on equipment in use	4,779	4,779
Deferred federal income tax	615	615
Other current assets	11,428	11,428
Total current assets	90,086	90,086

Property and equipment, net	82,978	86,812
Other assets	10,755	10,755
	$183,819	$187,653

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable	$30,198	$30,198
Accrued claims, current	14,380	14,380
Accrued payroll	9,986	9,986
Accrued liabilities	3,839	7,673
Total current liabilities	58,403	62,237

Long-term debt	-	-
Deferred federal income tax	6,285	6,285
Accrued claims, noncurrent	6,941	6,941
	71,629	75,463

Shareholder's equity	27,205	27,205
Par value of common stock (18,137 shares issued)	5,946	5,946
Capital in excess of par value	82,685	82,685
Retained earnings	115,836	115,836
Less-treasury stock (419 shares), at cost	3,646	3,646
Total shareholders' equity	112,190	112,190
	$183,819	$187,653